Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Fifth Amendment") is dated to be effective as of September 30, 2008, among FIRST CASH FINANCIAL SERVICES, INC. (the "Borrower") and JPMORGAN CHASE BANK, N.A. successor by merger to Bank One, NA (Main Office Chicago) (the "Lender" and the "Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Texas, National Association (collectively the "Lender" and collectively the A Lenders@ ).

W I T N E S S E T H:

     WHEREAS, the Borrower and the Lenders are parties to that certain Credit Agreement dated as of August 9, 2002, and that certain First Amendment to Credit Agreement dated March 1, 2004, and that certain Second Amendment to Credit Agreement dated June 30, 2005, and that certain Third Amendment to Credit Agreement dated August 22, 2006, and that certain Fourth Amendment to Credit Agreement dated September 7, 2007, by and among the Borrower and the Lenders (collectively the "Agreement"); and

     WHEREAS, the Borrower and the Lenders desire to amend the Agreement by this Fifth Amendment to reflect the agreements, modifications and amendments as set forth below.

     NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

     1.     Definitions. All capitalized terms defined in the Agreement and not otherwise defined in this Fifth Amendment shall have the same meanings as assigned to them in the Agreement when used in this Fifth Amendment, unless the context hereof shall otherwise require or provide.

     2.     Representations and Warranties. In order to induce the Lenders to enter into this Fifth Amendment, the Borrower represents and warrants to the Lenders that:

     A.     The Borrower has the requisite corporate authority to execute, deliver and perform the terms and provisions of this Fifth Amendment, the Agreement as amended by this Fifth Amendment, and the Loan Documents and the Borrower has taken all corporate and other action necessary to authorize such matters; and

     B.     Neither the execution and delivery of this Fifth Amendment, nor any other documents executed by the Borrower in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which the Borrower is subject or any judgment, license, order or permit applicable to the Borrower or any indenture, agreement or other instrument to which the Borrower may be subject; no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution and delivery of this Fifth Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

     C.     This Fifth Amendment, the Agreement, as amended hereby, and the Loan Documents are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

     D.     After the execution of this Fifth Amendment, no event has occurred and is continuing which constitutes a Default;

     E.     All of the representations and warranties of the Borrower contained in Article V of the Agreement are true and correct as of the date hereof.

     3.     Amendments to Article I. The following definitions are amended and/or added to the Agreement and shall read as follows:

"'Adjusted One Month Eurodollar Rate' means, with respect to a CB Floating Rate Advance for any day, the sum of (i) 2.50% per annum plus (ii) the quotient of (a) the interest rate determined by the Agent by reference to Reuters Screen LIBOR01, formerly known as page 3750 of the Moneyline Telerate Service, or such other page or pages as may replace such Reuters Screen LIBOR01 for the purpose of displaying such rate, to be the rate at approximately 11:00 a.m. London time, on such date or, if such date is not a Business Day, on the immediately preceding Business Day for dollar deposits with a maturity equal to one (1) month, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to dollar deposits in the London interbank market with a maturity equal to one (1) month."

"'Business Day' means (i) with respect to the Adjusted One Month Eurodollar Rate and any borrowing, payment or rate selection of a Eurodollar Advance, a day (other than a Saturday or Sunday) on which banks generally are open in Texas and/or New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed."

"'CB Floating Rate' means the Prime Rate minus the Applicable Margin; provided that the CB Floating Rate shall, on any day, not be less than the Adjusted One Month Eurodollar Rate. The CB Floating Rate is a variable rate and any change in the CB Floating Rate due to any change in the Prime Rate or the Adjusted One Month Eurodollar Rate is effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month Eurodollar Rate, respectively."

"'CB Floating Rate Advance' means any Advance when and to the extent that its interest rate is determined by reference to the CB Floating Rate.

"'Consolidated Net Income' means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period; provided, however, for purposes of the Borrower's representations, covenants, and financial reporting under this Agreement, beginning with the fiscal quarter which ends September 30, 2008, and thereafter, (a) the Borrower's one-time, pre-tax write-off generated by the anticipated sale or other disposition of the Motor Vehicle Subsidiaries shall not be deducted from the Borrower's gross revenue for the subject period, and (b) the Borrower's net aggregate gain from the sale of one or more Motor Vehicle Subsidiary assets shall not be included in the Borrower's gross revenue for the subject period."

"'Motor Vehicle Subsidiaries' means SHAC, Inc.. and Guaranteed Auto Finance, Inc., and their successors and assigns, and 'Motor Vehicle Subsidiary' means either one of said Motor Vehicle Subsidiaries."

     All references in the Agreement to "Floating Rate" are hereby amended to be "CB Floating Rate" and all references in the Agreement to "Floating Rate Advance" are hereby amended to be "CB Floating Rate Advance."

     4.     Amendments to Article III. A new Section 3.6 is added to Article III of the Agreement and shall read in its entirety as follows:

"3.6     Inability to Determine Interest Rate. If the Agent determines that (a) quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Base Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the interest rate on a Eurodollar Advance as provided in this Agreement, or (b) the relevant interest rates referred to in the definition of Eurodollar Base Rate do not accurately cover the cost to the Bank of making, funding or maintaining Eurodollar Advances, then the Agent shall, at the Agent's option, give notice of such circumstances to the Borrower, whereupon (i) the obligation of the Lenders to make Eurodollar Advances shall be suspended until the Agent notifies the Borrower that the circumstances giving rise to the suspension no longer exist, and (ii) the Borrower shall repay in full the then outstanding principal amount of each Eurodollar Rate Advance, together with accrued interest, on the last day of the then current Interest Period applicable to the Eurodollar Advance, provided, however, that, subject to the terms and conditions of this Agreement and the other Loan Documents, the Borrower shall be entitled to simultaneously replace the entire outstanding balance of any Eurodollar Advance repaid in accordance with this section with an Advance bearing interest at the CB Floating Rate minus the Applicable Margin for CB Floating Rate Advances in the same amount. If the Agent determines on any day that quotations of interest rates for the relevant deposits referred to in the definition of Adjusted One Month Eurodollar Rate are not being provided for purposes of determining the interest rate on any CB Floating Rate Advance on any day, then each CB Floating Rate Advance shall bear interest at the Prime Rate minus the Applicable Margin for CB Floating Rate Advances until the Agent determines that quotations of interest rates for the relevant deposits referred to in the definition of Adjusted One Month Eurodollar Rate are being provided."

     5.     Conditions Precedent. This Fifth Amendment and the obligations of the Lenders hereunder are subject to the conditions precedent that the Borrower shall have (a) duly executed and delivered to the Lenders this Fifth Amendment, and (b) paid to the Agent an amount to reimburse the Agent for its reasonable attorneys' fees incurred in the preparation of this Fifth Amendment and related Loan Documents, and (c) paid to the Agent a closing fee in the amount of $225,000.00 divided ratably by the Lenders.

     6.     Scope of Amendments. Any and all other provisions of the Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Fifth Amendment.

     7.     Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lenders now have or may have in the future under, or in connection with the Agreement as amended by this Fifth Amendment, the Loan Documents or any of the documents referred to herein or therein.

     8.     Multiple Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart.

     THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Executed to be effective as of September 30, 2008.
LENDER AND AGENT:	JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago)

By:

Name:

Title:

LENDER:	WELLS FARGO BANK, N.A., successor by merger to Wells
Fargo Bank Texas, National Association

By:

Name:

Title:

BORROWER:	FIRST CASH FINANCIAL SERVICES, INC.

By:

	Name:	Rick Wessel

	Title:	President

GUARANTORS:	REVIEWED AND AGREED:

CASH & GO, INC.

By:

	Name:	Rick Wessel

	Title:	President

FAMOUS PAWN, INC.

By:

	Name:	Rick Wessel

	Title:	President

FCFS MO, INC.

By:

	Name:	Rick Wessel

	Title:	President

FCFS OK, INC.

By:

	Name:	Rick Wessel

	Title:	President

FCFS SC, INC.

By:

	Name:	Rick Wessel

	Title:	President

FCFS MI, INC.

By:

	Name:	Rick Wessel

	Title:	President

FIRST CASH, INC.

By:

	Name:	Rick Wessel

	Title:	President

FIRST CASH CORP.

By:

	Name:	Rick Wessel

	Title:	President

FIRST CASH, LTD.

	By:	FIRST CASH MANAGEMENT, L.L.C.,
its General Partner

By:

		Name:	Rick Wessel

		Title:	Manager

FIRST CASH MANAGEMENT, L.L.C.

By:

	Name:	Rick Wessel

	Title:	Manager

ONE IRON VENTURES, INC.

By:

	Name:	Rick Wessel

	Title:	President

FIRST CASH CREDIT, LTD.

	By:	FIRST CASH CREDIT MANAGEMENT, L.L.C.
its General Partner

By:

		Name:	R. Douglas Orr

		Title:	Manager

FIRST CASH CREDIT MANAGEMENT, L.L.C.

By:

	Name:	R. Douglas Orr

	Title:	Manager

FIRST CASH, S.A. DE C.V.

By:

	Name:	R. Douglas Orr

	Title:	Legal Representative

AMERICAN LOAN EMPLOYEE SERVICES, S.A. DE C.V.

By:

	Name:	R. Douglas Orr

	Title:	Legal Representative

YA SERVICIOS, S.A. DE C.V. SOFOM, E.N.R.

By:

	Name:	R. Douglas Orr

	Title:	Legal Representative

SHAC, INC.

By:

	Name:	R. Douglas Orr

	Title:	Secretary

GUARANTEED AUTO FINANCE, INC.

By:

	Name:	R. Douglas Orr

	Title:	Secretary

CASHPLUS CSO, INC.

By:

	Name:	Rick Wessel

	Title:	President